SUMMARY PROSPECTUS

FEBRUARY 1, 2011, AS AMENDED JUNE 22, 2011

TIAA-CREF ENHANCED INTERNATIONAL EQUITY INDEX FUND

of the TIAA-CREF Funds

Class Ticker: Institutional TFIIX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.tiaa-cref.org/tcfxeie.You can also get this information at no cost by calling 800 223-1200 or by sending an e-mail request to disclosure@tiaa-cref.org. The Fund’s prospectus, dated February 1, 2011, as amended June 22, 2011, and Statement of Additional Information, dated February 1, 2011, and the sections of the Fund’s shareholder reports dated September 30, 2010 and October 31, 2010 from “Summary Portfolio of Investments” through “Notes to Financial Statements,” are incorporated into this Summary Prospectus by reference and may be obtained free of charge at the website, phone number or e-mail address noted above.

INVESTMENT OBJECTIVE

The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

Institutional Class
Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%
Maximum Deferred Sales Charge	0%
Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%
Redemption or Exchange Fee (on shares held less than 60 days)	2.00%
Maximum Account Fee	0%

TIAA-CREF Enhanced International Equity Index Fund  ■  Summary Prospectus     1

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

Institutional Class
Management Fees	0.45%
Other Expenses	0.08%
Total Annual Fund Operating Expenses	0.53%
Waivers and Expense Reimbursements[1]	—
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.53%

1 Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”), has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.55% of average daily net assets for Institutional Class shares of the Fund. These expense reimbursement arrangements will continue through at least February 29, 2012, unless changed with approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s expense reimbursement agreement will remain in place through February 29, 2012 but that there will be no waiver or expense reimbursement agreement in effect thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Institutional Class
1 Year	$54
3 Years	$170
5 Years	$296
10 Years	$665

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended September 30, 2010, the Fund’s portfolio turnover rate was 146% of the average value of its portfolio. During the

2     Summary Prospectus  ■  TIAA-CREF Enhanced International Equity Index Fund

one-month fiscal period ended October 31, 2010, the Fund’s portfolio turnover rate was 10% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund follows an enhanced index management strategy. Advisors actively uses quantitative analysis to attempt to enhance the Fund’s performance relative to the Fund’s benchmark index, the MSCI EAFE® Index, while retaining a similar risk profile, instead of passively holding a representative basket of securities designed to match the index. This index measures stock performance in 21 developed countries outside North America. Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of foreign issuers included in the MSCI EAFE® Index at the time of purchase, but not necessarily at index weightings. The Fund has a policy of maintaining investments of equity securities of foreign issuers in at least three countries other than the United States. For purposes of the 80% investment policy, the term “assets” means net assets, plus the amount of any borrowings for investment purposes.

Enhanced index strategies employ quantitative modeling techniques for stock selection, country allocation and portfolio construction. With enhanced indexing, the Fund may use several different investment techniques to build a portfolio of stocks that is structured to resemble and share the risk characteristics of the Fund’s benchmark index, while also seeking to outperform the benchmark index. Enhanced indexing is designed so that the Fund diverges from its benchmark index more than a pure indexing strategy with the goal of outperforming its benchmark index while effectively managing benchmark relative risks.

Under these quantitative modeling techniques, a number of variables related to individual stocks are evaluated to select a broadly diversified group of stocks that may have the potential to provide a higher total return than that of the benchmark index, the MSCI EAFE® Index. The Fund uses a proprietary, quantitative stock scoring model to evaluate and score a broad universe of stocks in which the Fund invests.

Advisors will generally attempt to overweight securities (relative to the benchmark) that score high in the stock selection screening process and to either not hold or underweight securities that score low in the screening process. The Fund may also purchase and sell swaps and other equity derivatives to carry out the Fund’s investment strategies. The Fund’s strategy is based upon Advisors’ understanding of the interplay of market factors and does not assure successful investment. The markets or the process of selecting individual securities may be affected by factors not taken into account in Advisors’ analysis.

TIAA-CREF Enhanced International Equity Index Fund  ■  Summary Prospectus     3

PRINCIPAL INVESTMENT RISKS

You could lose money over short or long periods by investing in this Fund. Accordingly, an investment in the Fund, or the Fund’s portfolio securities, typically is subject to the following principal investment risks:

• Market Risk—The risk that market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions.

• Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the security over short or extended periods of time.

• Foreign Investment Risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments and can result in greater price volatility and perform differently from securities of U.S. issuers. This risk may be heightened in emerging or developing markets.

• Index Risk—The risk that the Fund’s performance will not correspond to its benchmark index for any period of time and may underperform such index or the overall stock market. Additionally, to the extent that the Fund’s investments vary from the composition of its benchmark index, the Fund’s performance could potentially vary from the index’s performance to a greater extent than if the Fund merely attempted to replicate the index.

• Enhanced Index Risk—As an enhanced index fund, the Fund may also underperform its benchmark index due to differences between the fund and the benchmark index.

• Quantitative Analysis Risk—The risk that stocks selected by the Fund’s investment adviser using quantitative modeling and analysis could perform differently from the market as a whole.

• Derivatives Risk—The risks associated with investing in derivatives may be different and greater than the risks associated with directly investing in the underlying securities and other instruments. The Fund may use futures and options, and the Fund may also use more complex derivatives such as swaps that might present liquidity, credit and counterparty risk.

There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see the non-summary portion of the prospectus for more detailed information about the risks described above.

PAST PERFORMANCE

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Institutional Class of the Fund, before taxes, in each full calendar year since inception of the class. Below the bar chart are the best and worst returns for a calendar quarter since inception

4     Summary Prospectus  ■  TIAA-CREF Enhanced International Equity Index Fund

of the Institutional Class. The performance table following the bar chart shows the Fund’s average annual total returns for the Institutional Class over the one-year, five-year, ten-year and since-inception periods (where applicable) ended December 31, 2010, and how those returns compare to those of the Fund’s benchmark index.

The returns shown below reflect previous agreements by the Fund’s investment adviser to waive or reimburse the Fund for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The benchmark index listed below is unmanaged, and you cannot invest directly in the index. The returns for the index reflect no deduction for fees, expenses or taxes. For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa-cref.org.

ANNUAL TOTAL RETURNS FOR THE INSTITUTIONAL CLASS SHARES (%)

Best quarter: 25.11%, for the quarter ended June 30, 2009. Worst quarter: -20.99%, for the quarter ended September 30, 2008.

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2010

	One Year	Since Inception
Institutional Class (Inception: November 30, 2007)
Return Before Taxes	9.78%	–8.30%
Return After Taxes on Distributions	9.56%	–8.49%
Return After Taxes on Distributions and Sale of
Fund Shares	7.07%	–6.88%
MSCI EAFE® Index	7.75%	–7.51%

Current performance of the Fund’s shares may be higher or lower than that shown above.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax

TIAA-CREF Enhanced International Equity Index Fund  ■  Summary Prospectus     5

returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs).

PORTFOLIO MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.

Portfolio Managers. The following persons manage the Fund on a day-to-day basis:

Name:	Pablo Mitchell	Steve Rossiello, CFA
Title	Director	Managing Director
Experience on Fund:	since 2009	since 2007

PURCHASE AND SALE OF FUND SHARES

Institutional Class shares are available for purchase directly from the Fund by certain eligible investors or through financial intermediaries.

• The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates.

Redeeming Shares. You can redeem (sell) your shares of the Fund at any time. If your shares are held through a third party, please contact that person for applicable redemption requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone. Redemptions involving shares of the Fund held less than 60 calendar days may be subject to the Redemption Fee, addressed in “Fees and Expenses” above.

Exchanging Shares. You can exchange shares of the Fund for the same class of shares of any other funds offered by the TIAA-CREF Funds at any time, subject to the limitations described in the Market Timing/Excessive Trading Policy section in the statutory prospectus or any limitations imposed by a third party when shares are held through a third party. Exchanges involving shares of the Fund held less than 60 calendar days may be subject to the Redemption Fee addressed in “Fees and Expenses” above.

TAX INFORMATION

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year, but redemptions made from tax-deferred accounts may be subject to income tax.

6     Summary Prospectus  ■  TIAA-CREF Enhanced International Equity Index Fund

PAYMENTS TO BROKER-DEALERS AND OTHER
FINANCIAL INTERMEDIARY COMPENSATION

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TIAA-CREF Enhanced International Equity Index Fund  ■  Summary Prospectus     7

BV-SFICOC-US09000076

Printed on recycled paper	A11984 (6/11)